UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 8, 2007 (March 2, 2007)

OMNI ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

LOUISIANA	0-23383	72-1395273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 N.E. Evangeline Thruway

Carencro, Louisiana 70520

(Address of principal executive offices) (Zip Code)

(337) 896-6664

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 6, 2007, OMNI Energy Services Corp. (“OMNI”) announced the completion of the acquisition of certain assets of Cypress Consulting Services, Inc. d/b/a Cypress Energy Services, a Texas corporation (“Cypress”) pursuant to an Asset Purchase Agreement dated January 24, 2007, by and among OMNI and the shareholders of Cypress. OMNI purchased certain assets from Cypress for the total consideration of approximately $10.1 million, including $7.1 million of cash and the issuance of a $3.0 million, three-year promissory note. OMNI utilized availability under various credit facilities to fund the cash portion of the purchase price.

Cypress currently employs approximately 225 people in two distinct business segments – Seismic Services and Employee Leasing. The acquisition includes the assumption of approximately $20.0 million of seismic drilling contracts. The Employee Leasing segment provides both skilled and unskilled contract labor services to various companies working in the oil and gas industry.

A copy of the press release announcing the completion of this acquisition was filed as Exhibit 99.1 to OMNI’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 8, 2007, and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

The description of the Purchase Agreement above does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as an Exhibit 10.1 to OMNI’s Current Report on Form 8-K filed with the SEC on January 30, 2007.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. As permitted by Item 9.01(a)(4) of Form 8-K, OMNI will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Form 8-K within 71 calendar days after the date this Form 8-K is required to be filed.

(b)	Pro Forma Financial Information. As permitted by Item 9.01(b)(2) of Form 8-K, OMNI will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Form 8-K within 71 calendar days after the date this Form 8-K is required to be filed.

(c)	Exhibits.

Exhibit Number	Description
2.1	Asset Purchase Agreement dated January 24, 2007 by and between OMNI Energy Services Corp. and Cypress Consulting Services, Inc., d/b/a Cypress Energy Services, a Texas corporation and Dennis Gray (Incorporated by reference to Exhibit 10.1 to OMNI’s Current Report on Form 8-K filed with the SEC on January 30, 2007).

99.1	Press release dated March 6, 2007 announcing the completion of the acquisition of BMJ Industrial Investments, L.L.C. and its wholly-owned subsidiary Charles Holston, Inc. and certain assets of Cypress (Incorporated by reference to Exhibit 99.1 to OMNI’s Current Report on Form 8-K filed with the SEC on March 8, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI ENERGY SERVICES CORP.
Dated: March 8, 2007

	By:	/s/ G. Darcy Klug
G. Darcy Klug
Executive Vice President